[LOGO] SECURITY BENEFIT(R)
                                   SECUREDESIGNS(R) VARIABLE ANNUITY APPLICATION

ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY. QUESTIONS? CALL OUR NATIONAL SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Complete the entire form to establish a new SecureDesigns Variable Annuity
Contract. Please type or print.
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1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please select the annuity type: [ ] Non-Qualified [ ] 403(b) TSA [ ] Roth 403(b)
TSA [ ] Traditional IRA [ ] Roth IRA

Initial Contribution $
                      -------------------------
For IRAs only: Current Year $          Prior Year $          Rollover $
                             ----------            ----------          ---------
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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant
                 ---------------------------------------------------------------
                         First                   MI                         Last
Mailing Address
               -----------------------------------------------------------------
                 Street Address        City             State           ZIP Code

Residential Address
                   -------------------------------------------------------------
(if different from mailing address) Street Address     City    State    ZIP Code

Social Security Number/Tax I.D. Number            Date of Birth
                                      ------------              ----------------
                                                                   (mm/dd/yyyy)
Daytime Phone Number                  Home Phone Number
                    ------------------                 -------------------------
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3. PROVIDE CONTRACTOWNER INFORMATION
----------------------------------------
[ ] Same as Annuitant

Name of Contractowner
                     -----------------------------------------------------------
                           First                       MI                   Last
Mailing Address
               -----------------------------------------------------------------
                   Street Address         City          State           ZIP Code

Residential Address
                   -------------------------------------------------------------
(if different from mailing address) Street Address     City    State    ZIP Code

Social Security Number/Tax I.D. Number               Date of Birth
                                      ---------------             --------------
                                                                    (mm/dd/yyyy)
Daytime Phone Number                      Home Phone Number
                    ----------------------                 ---------------------
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4. PROVIDE JOINT OWNER INFORMATION
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Name of Joint Owner
                   -------------------------------------------------------------
                            First                        MI                 Last
Mailing Address
               -----------------------------------------------------------------
                Street Address           City           State           ZIP Code

Residential Address
                   -------------------------------------------------------------
(if different from mailing address) Street Address    City    State     ZIP Code

Social Security Number/Tax I.D. Number            Date of Birth
                                      ------------             -----------------
                                                                   (mm/dd/yyyy)
Daytime Phone Number                       Home Phone Number
                    -----------------------                 --------------------
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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
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For additional Beneficiaries, please attach a separate list to the end of this application.

------------------------------------------------------------------------------------------------------------
    PRIMARY BENEFICIARY NAME   SOCIAL SECURITY NO.   DOB (MM/DD/YYYY)   RELATIONSHIP TO OWNER   % OF BENEFIT
------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------

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   CONTINGENT BENEFICIARY NAME  SOCIAL SECURITY NO.  DOB (MM/DD/YYYY)   RELATIONSHIP TO OWNER   % OF BENEFIT
------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------

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6. PROVIDE REPLACEMENT INFORMATION
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Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No
Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No

If Yes, please list the company and policy number.

Company Name                         Policy Number
            -------------------------             ------------------------------
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7. CHOOSE OPTIONAL RIDERS
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Please select only one Rider from each category.

Please do not exceed the maximum Rider cost for your contract.

DEATH BENEFIT RIDER PAYABLE UPON DEATH:
   [ ] Annual Stepped Up Death Benefit

CREDIT ENHANCEMENT RIDER:(1)
     [ ] 4%

SURRENDER CHARGE RIDERS:
   [ ] Nursing Home, Terminal Illness, Disability(2)
   [ ] 0-year Alternate Withdrawal Charge Rider(1)
   [ ] 4-year Alternate Withdrawal Charge Rider(1)

(1) The Fixed Account is not available with these Riders.

(2) This rider may be selected in addition to one other rider in this category.
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                                                                 Please Continue

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
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8. INDICATE INVESTMENT DIRECTIONS
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PLEASE INDICATE YOUR INVESTMENT PREFERENCES BELOW. PLEASE USE WHOLE PERCENTAGES TOTALING 100%
--- % AIM V.I. Basic Value          --- % Janus Aspen Janus          --- % PIMCO VIT Foreign Bond    --- % SBL Alpha Opportunity
                                          Portfolio                        (U.S. Dollar-Hedged)
--- % AIM V.I. Capital                                                                               --- % SBL Enhanced Index
      Development                   --- % Legg Mason ClearBridge     --- % PIMCO VIT Low Duration    --- % SBL Equity
                                          Variable Aggressive
--- % AIM V.I. Global Health Care         Growth                     --- % PIMCO VIT Real Return     --- % SBL Global

--- % AIM V.I. Global Real Estate   --- % Legg Mason ClearBridge     --- % Royce Micro-Cap           --- % SBL High Yield

--- % AIM V.I. International              Variable Small Cap Growth  --- % RVT CLS AdvisorOne        --- % SBL Large Cap Value
      Growth                                                               Amerigo

--- % AIM V.I. Mid Cap              --- % Legg Mason Western Asset   --- % RVT CLS AdvisorOne        --- % SBL Managed Asset
      Core Equity                         Variable Global Clermont                                         Allocation
                                          High Yield Bond
                                                                                                     --- % SBL Mid Cap Growth

--- % American Century VP           --- % MFS(R) VIT Research        --- % Rydex VT All-Asset
      Mid Cap Value                       International                    Aggressive Strategy       --- % SBL Mid Cap Value

                                                                     --- % SBL Money Market
--- % American Century              --- % MFS(R) VIT Total Return          Conservative Strategy     --- % Rydex VT All-Asset
      VP Ultra(R
                )                                                                                    --- % SBL Select 25

                                    --- % MFS(R) VIT Utilities                                       --- % SBL Small Cap Growth
--- % American Century                                               --- % Rydex VT All-Asset
      VP Value                      --- % Mutual Global Discovery          Moderate Strategy         --- % SBL Small Cap Value
                                          Securities
                                                                                                     --- % SBL U.S. Intermediate
--- % Dent Strategic Portfolio                                       --- % Rydex VT All-Cap                Bond
                                    --- % Neuberger Berman AMT             Opportunity
--- % Dreyfus IP Technology               Socially Responsive
      Growth                                                                                         --- % Van Kampen LIT Comstock
                                                                     --- % Rydex VT Alternative
                                    --- % Oppenheimer Core Bond            Strategies Allocation     --- % Van Kampen LIT
--- % Dreyfus VIF International           Fund/VA                                                          Government
      Value                                                          --- % Rydex VT International
                                    --- % Oppenheimer Main Street          Opportunity               --- % Van Kampen UIF Emerging
--- % Franklin Income Securities          Small Cap Fund(R)/VA                                             Markets Equity
                                                                     --- % Rydex VT Managed
--- % Franklin Small Cap Value      --- % PIMCO VIT All Asset              Futures Strategy          --- % Van Kampen UIF Equity
      Securities                                                                                           and Income
                                    --- % PIMCO VIT
                                                                     --- % Rydex VT Multi-Cap
--- % Franklin Templeton VIP              CommodityRealReturn              Core Equity               --- % Fixed Account
      Founding Funds Allocation           Strategy
                                                                     --- % Rydex VT Multi-Hedge      MUST TOTAL 100%
--- % Janus Aspen Enterprise                                               Strategies
                                    --- % PIMCO VIT Emerging
--- % Janus Aspen INTECH                  Markets Bond
      Risk-Managed Core                                              --- % SBL All Cap Value
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

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9. SALARY INFORMATION
-----------------------------------
PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION AND/OR DEDUCTION.

Contribution Amount (select all that apply):

  [ ] Pre-tax Qualified Contribution of $      per year or      % per pay
                                          -----            -----
      period.

  [ ] After-tax Roth Contribution of $       per year or       % per pay period.
                                       ------            ------

Beginning:                     Please skip the following month(s):
          ---------------------                                   --------------
             Date (mm/dd/yyyy)
Will your employer match contributions? [ ] Yes [ ] No

Employer Name
             -------------------------------------------------------------------
Mailing Address
               -----------------------------------------------------------------
                Street Address           City           State           ZIP Code

Billing Statement Address
                         -------------------------------------------------------
(if different from above)    Street Address      City        State      ZIP Code
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                                                                 Please Continue

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10. SET UP ELECTRONIC PRIVILEGES
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Transactions may be requested via telephone, Internet, or other electronic means by the Owner and/or servicing sales representative.

[ ] I do NOT wish to authorize electronic privileges.
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11. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the Contract for which I am applying. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE And dollar amounts are not guaranteed and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account.

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.
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12. STATE FRAUD DISCLOSURE
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Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
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13. PROVIDE SIGNATURE
-------------------------------------
My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

x
 ------------------------------------------------   ----------------------------
 Signature of Owner             Date (mm/dd/yyyy)    Signed at (City/State)

x
 ------------------------------------------------
 Signature of Joint Owner       Date (mm/dd/yyyy)
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                                                                 Please Continue

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REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

[ ] Yes. If Yes, please comment below. (Submit a copy of the Replacement
    Notice with this application and leave with the applicant a copy of any written material presented to the applicant.)

Comments:
          ----------------------------------------------------------------------

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Print Name of Representative
                             ---------------------------------------------------
x
  ------------------------------------------------------------------------------
 Signature of Representative                                   Date (mm/dd/yyyy)

Address
        ------------------------------------------------------------------------
        Street Address              City                State           ZIP Code

Daytime Phone Number                           Email Address
                     --------------------------              -------------------
Representative License I.D. Number
                                   ---------------------------------------------
Print Name of Broker/Dealer
                            ----------------------------------------------------
For Registered Representative's Use Only

Option: [ ] A     [ ] B (default)     [ ] C     [ ] D

Only options A and B are available if you have selected the 0-year or 4-year Alternate Withdrawal Charge Rider.
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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

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CONSENT TO RECEIVE PROSPECTUS IN ELECTRONIC FORMAT
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Check the appropriate box below.

[ ] I hereby consent to electronic initial delivery of the Variable Annuity
    Prospectus and underlying fund prospectuses. I agree that I have access to a personal computer capable of running Adobe Reader 7.0 (and above) and that I am able to access the Prospectuses stored on the CD-ROM provided to me. I understand that I may request a free paper copy of the Prospectuses at any time by calling 1-800-888-2461.

[ ] I received a paper copy of the Variable Annuity Prospectus and have or will receive a paper copy of any of the underlying fund prospectuses.
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      Mail to: Security Benefit o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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